                                SERVICE AGREEMENT

     THIS AGREEMENT entered into this 1st day of Feburary, 1992 by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller", first party, and PENNSYLVANIA GAS AND WATER COMPANY, hereinafter referred to as "Buyer," second party,

                                   WITNESSETH

     WHEREAS, Buyer and Seller desire to consolidate the existing limited term and long term firm transportation service agreements between Buyer and Seller into a single long term serivce agreement under Seller's Rate Schedule FT.

     NOW, THEREFORE, Seller and Buyer agree as follows:

                                    ARTICLE I
                           GAS TRANSPORTATION SERVICE

     1. Subject to the terms and provisions of this agreement and of Seller's Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to the dekatherm equivalent of a Transportation Contract Quantity ("TCQ") of 46,900 Mcf per day.

     2. Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller's FERC Gas Tariff.

                               SERVICE AGREEMENT
                                  (Continued)

                                   ARTICLE II
                              POINT(S) OF RECEIPT

     Buyer shall deliver or cause to be delivered gas at the Point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller's pipeline system at the varying pressures that may exist in such system from time to time; provided, however, that such pressure of the gas delivered or, caused to be delivered by Buyer shall not exceed the maximum operating pressure(s) specified below. In the event the maximum operating pressure(s) of Seller's pipeline system, at the Point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon written notification of Seller to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this agreement shall be:

SEE Exhibit A, attached hereto, for points of receipt.

                                  ARTICLE III
                              POINT(S) OF DELIVERY

     Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

SEE Exhibit B, attached hereto, for points of delivery and pressures.

                               SERVICE AGREEMENT
                                  (CONTINUED)

                                   ARTICLE IV
                               TERM OF AGREEMENT

     This agreement shall be effective as of February 1, 1992 and shall remain in force and effect until 8:00 a.m. Eastern Standard Time October 31, 2004 and thereafter until terminated by Seller or Buyer upon at least three (3) years written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller's reasonable judgment fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 8.3 of Seller's Rate Schedule FT. As set forth in Section 8 of Article II of Seller's August 7, 1989 revised Stipulation and Agreement in Docket Nos. RP88-68 et al., (a) pregranted abandonment under
Section 284.221 (d) of the Commission's Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller's Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.

                                   ARTICLE V
                            RATE SCHEDULE AND PRICE

     1. Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller's Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

     2. Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller's Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

                                SERVICE AGREEMENT
                                   (Continued)

     3. In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller's Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer's request for service under Seller's Rate Schedule FT, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.

                                   ARTICLE VI
                                  MISCELLANEOUS

     1. This Agreement supersedes and cancels as of the effective date hereof the following contract(s) between the parties hereto:

FT Service Agreement dated April 1, 1991, as amended August 1, 1991 (system contract 0.3690); FT (limited term) Service Agreement dated April 10 1990, as amended April 1, 1991 and August 1, 1991 (system contract 0.3405/0.3447) the term of which Buyer and Seller hereby agree to extend until the effective date of service hereunder.

     2. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

     3. The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

     4. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

                                SERVICE AGREEMENT
                                   (Continued)

     5. Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

          (a)  If to Seller:

               Transcontinental Gas Pipe Line Corporation
               P. O. Box 1396
               Houston, Texas 77251
               Attention: Director - Transportation Services

          (b)  If to Buyer:

               Pennsylvania Gas and Water Company
               39 Public Square
               Wilkes-Barre, Pennsylvania 18711
               Attention: Manager-Rates, Tariffs and Gas Supply

Such address may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.

                                        TRANSCONTINENTAL GAS PIPE LINE
                                        CORPORATION
                                        (Seller)


                                        By: /s/ Thomas E. Skains
                                            ------------------------------------
                                            Thomas E. Skains
                                            Senior Vice President
                                            Transportation and Customer Services


                                        PENNSYLVANIA GAS & WATER COMPANY
                                        (Buyer)


                                        By: /s/ Joseph F. Perugino
                                            ------------------------------------
                                            Joseph F. Perugino
                                        Title: Vice President

                                   EXHIBIT "A"            System Contract #.3690
                                      (FT)

                                                                       Buyer's
                                                                      Cumulative
                                                                       Mainline
                                                                       Capacity
                                                                     Entitlement
Point(s) of Receipt                                                   (Mcf/day)*
-------------------                                                  -----------
1.   Suction Side of Seller's Compressor Station 30 at the              7,973
     Existing Point of Interconnection between Seller's Central
     Texas Lateral and Seller's Mainline at Wharton County, Texas.
     (Station 30 TP#7133)

2.   Existing Point of Interconnection between Seller and Valero        7,973
     Transmission Company (Seller Meter No. 3396) at Wharton
     County, Texas. (Wharton Valero TP#6690)

3.   Existing Point of Interconnection between Seller and Meter         7,973
     named Spanish Camp (Seller Meter No. 3365) Wharton County,
     Texas. (Spanish Camp-Delhi TP#6895)

4.   Existing Point of Interconnection between Seller and Meter         7,973
     named Denton Cooley #1 (Seller Meter No. 3331), In Fort Bend
     County, Texas (Denton Cooley #1-TP#1106)

5.   Existing Point of Interconnection between Seller and Meter         7,973
     named Randon East (Fulshear) (Seller Meter No. 1427), in Fort
     Bend County, Texas. (Randon East (Fulshear) TP#299)

6.   Existing Point of Interconnection between Seller and Houston       7,973
     Pipeline Company (Seller Meter No. 3364) At Fulshear, Fort
     Bend County, Texas. (Fulshear-HPL TP#6097)

7.   Existing Point of Interconnection between Seller and Meter         7,973
     named White Oak Bayou-Exxon Gas System, Inc. (Seller Meter
     No. 3545), in Harris County, Texas. (White Oak
     Bayou-EGSI-TP#1036)

                                                                       Buyer's
                                                                      Cumulative
                                                                       Mainline
                                                                       Capacity
                                                                     Entitlement
Point(s) of Receipt                                                   (Mcf/day)*
-------------------                                                  -----------
8.   Existing Point of Interconnection between Seller and Houston       7,973
     Pipeline Company (Seller Meter No. 4359) at Bammel, Harris
     County, Texas. (Bammel-HPL TP#6014)

9.   Existing Point of Interconnection between Seller and Delhi         7,973
     Pipeline Company (Seller Meter No. 3346) at Hardin County,
     Texas. (Hardin-Delhi TP#6696)

10.  Existing Point of Interconnection between Seller and Meter         7,973
     named Vidor Field Junction (Seller Meter No. 3554), in Jasper
     County, Texas. (Vidor Field Junction-TP#2337)

11.  Existing Point of Interconnection between Seller and Meter         7,973
     named Starks McConathy (Seller Meter No. 3535), in Calcasieu
     Parish, Louisiana. (Starks McConathy-TP#7346)

12.  Existing Point of Interconnection between Seller and Meter         7,973
     named DeQuincy Intercon (Seller Meter No. 2698), in Calcasieu
     Parish, Louisiana. (DeQuincy Intercon-TP#7035)

13.  Existing Point of Interconnection between Seller and Meter         7,973
     named DeQuincy Great Scott (Seller Meter No. 3357), in
     Calcasieu Parish, Louisiana. (DeQuincy Great Scott-TP#6809)

14.  Existing Point of Interconnection between Seller and Meter         7,973
     named Perkins-Phillips (Seller Meter No. 3532), in Calcasieu
     Parish, Louisiana. (Perkins-Phillips-TP#7508)

15.  Existing Point of Interconnection between Seller and Meter         7,973
     named Perkins (Intercon) (Seller Meter No. 3395), in
     Calcasieu Parish, Louisiana. (Perkins (Intercon)-TP#7036)

16.  Existing Point of Interconnection between Seller and Meter         7,973
     named Perkins East (Seller Meter No. 2369), in Beauregard
     Parish, Louisiana. (Perkins East-TP#139)

                                                                       Buyer's
                                                                      Cumulative
                                                                       Mainline
                                                                       Capacity
                                                                     Entitlement
Point(s) of Receipt                                                   (Mcf/day)*
-------------------                                                  -----------
17.  Discharge Side of Seller's Compressor Station 45 at the            19,698
     Existing point of Interconnection between Seller's Southwest
     Louisiana Lateral and Seller's Mainline Beauregard Parish,
     Louisiana. (Station 45 TP#7101)

18.  Existing Point of Interconnection between Seller and Texas         19,698
     Eastern Transmission Corporation, (Seller Meter No. 4198) at
     Ragley, Beauregard Parish, Louisiana. (Ragley-TET TP#6217)

19.  Existing Point of Interconnection between Seller and               19,698
     Trunkline Gas Company (Seller Meter No. 4215) at Ragley,
     Beauregard Parish, Louisiana. (Ragley-Trunkline TP#6218)

20.  Existing Point of Interconnection between Seller and               19,698
     Tennessee Gas Transmission Company (Seller Meter No. 3371) at
     Kinder, Allen Parish, Louisiana. (Kinder TGT-TP#6149)**

21.  Existing Point of Interconnection between Seller and Texas         19,698
     Gas Transmission Corporation (Seller Meter Nos. 3227, 4314,
     4457) at Eunice, Evangeline Parish, Louisiana. (Eunice Mamou
     Tx. Gas TP#6923)

22.  Suction Side of Seller's Compressor Station 50 at the              28,609
     Existing Point of Interconnection between Seller's Central
     Louisiana Lateral and Seller's Mainline Evangeline Parish,
     Louisiana. (Station 50 TP#6948)

23.  Existing Point of Interconnection between Seller and Columbia      28,609
     Gulf Transmission Corporation (Seller Meter No. 3142) at
     Eunice, Evangeline Parish, Louisiana. (Eunice Evangeline Col.
     Gulf TP#6414)

                                                                       Buyer's
                                                                      Cumulative
                                                                       Mainline
                                                                       Capacity
                                                                     Entitlement
Point(s) of Receipt                                                   (Mcf/day)*
-------------------                                                  -----------
24.   Discharge Side of Seller's Compressor Station 54 at Seller's      28,609
      Washington Storage Field, St. Landry Parish, Louisiana
      (Station 54 TP#6768)

25.   Existing Point of Interconnection between Seller and Acadian      28,609
      Pipeline (Seller Meter No. 3506) in Pointe Coupee Parish,
      Louisiana. (Morganza-Acadian Pipeline TP#7060)

26.   Existing Point of Interconnection (Seller Meter No. 3272) at      28,609
      M.P. 566.92, Morganza Field, Pointe Coupee Parish,
      Louisiana. (Morganza Field - TP#576)

27.   Existing Point of Interconnection between Seller and Meter        28,609
      named West Feliciana Parish-Creole (Seller Meter No. 4464), in West Feliciana Parish, Louisiana. (West Feliciana
      Parish-Creole TP#7165)

28.   Existing Point of Interconnection between Seller and              28,609
      Mid-Louisiana Gas Company (Seller Meter Nos. 4137, 4184,
      3229) at Ethel, East Feliciana Parish, Louisiana. (Ethel-Mid
      LA TP#6083)

29.   Existing Point of Interconnection between Seller and Meter        28,609
      named Liverpool Northwest (Seller Meter No. 3390), in St.
      Helena Parish, Louisiana. (Liverpool Northwest-TP#6757)

30.   Suction Side of Seller's Compressor Station 62 on Seller's        18,291
      Southeast Louisiana Lateral in Terrebonne Parish
      Louisiana.(Station 62 TP#714l)

31.   Existing Point of Interconnection between Seller and Meter        18,291
      named Texas Gas - TLIPCO-Thibodeaux (Seller Meter No. 3533), in Lafourche Parish, Louisiana. (TXGT-TLIPCO
      -Thibodeaux-TP#7206)

                                                                       Buyer's
                                                                      Cumulative
                                                                       Mainline
                                                                       Capacity
                                                                     Entitlement
Point(s) of Receipt                                                   (Mcf/day)*
-------------------                                                  -----------
32.   Existing Point of Interconnection between Seller and Meter        18,291
      named Romeville-Monterey Pipeline (Seller Meter No. 4410), in St. James Parish, Louisiana. (Romeville-Monterey
      Pipeline-TP#580)

33.   Existing Point of Interconnection between Seller and Meter        18,291
      named St. James CCIPC (Seller Meter No. 4462), in St. James
      Parish, Louisiana. (St. James CCIPC-TP#7164)**

34.   Existing Point of Interconnection between Seller and Meter        18,291
      named St. James Faustina (St. Amelia)(Seller Meter No.
      3328), in St. James Parish, Louisiana. (St. James Faustina
      (St. Amelia) TP#6268)**

35.   Existing Point of Interconnection between Seller and Meter        18,291
      named St. James Acadian (Seller Meter No. 4366), in St.
      James Parish, Louisiana. (St. James Acadian-TP#6677)**

36.   Existing Point of Interconnection between Seller and Meter        18,291
      Named Livingston-Flare (Seller Meter No. 3540), in
      Livingston Parish, Louisiana. (Livingston-Flare-TP#8739)

37.   Existing Point of Interconnection between Seller and Florida      18,291
      Gas Transmission Company (Seller Meter No. 3217) at St.
      Helena, St. Helena Parish, Louisiana. (St. Helena
      FGT-TP#6267)

38.   Existing Point of Interconnection between Seller and Meter        18,291
      named Beaver Dam Creek (Seller Meter No. 3536), in St.
      Helena Parish, Louisiana. (Beaver Dam Creek-TP#8218)

39.   Suction Side of Seller's Compressor Station 65 at the             46,900
      Existing Point of Interconnection between Seller's Southeast
      Louisiana Lateral and Seller's Mainline St. Helena Parish,
      Louisiana. (Station 65 TP#6685)

                                                                       Buyer's
                                                                      Cumulative
                                                                       Mainline
                                                                       Capacity
                                                                     Entitlement
Point(s) of Receipt                                                   (Mcf/day)*
-------------------                                                  -----------
40.   Existing Point of Interconnection between Seller and Meter        46,900
      named Amite County/Koch (Seller Meter No. 3332), in Amite
      County, Mississippi (Amite County/Koch-TP#6701)

41.   Existing Point of Interconnection between Seller and Meter        46,900
      named McComb (Seller Meter No. 3461), in Pike County,
      Mississippi. (McComb-TP#6446)

42.   Existing Point of Interconnection between Seller and United       46,900
      Gas Pipe Line Company at Holmesville (Seller Meter No.
      3150), Pike County, Mississippi. (Holmesville-United
      TP#6128)

43.   Discharge Side of Seller's Compressor Station 70 at M.P.          46,900
      661.77 in Walthall County, Mississippi. (M.P. 661.77-Station
      70 Discharge-TP#7142)

44.   Existing Point of Interconnection between Seller and United       46,900
      Gas Pipe Line Company at Walthall (Seller Meter No. 3095),
      Walthall County, Mississippi. (Walthall-UGPL TP#6310)

45.   Existing Point of Interconnection between Seller and Meter        46,900
      named Darbun-Pruett 34-10 (Seller Meter No. 3446) at M.P.
      668.46 on Seller's Main Transmission Line, Darbun Field,
      Walthall County, Mississippi. (Darbun Pruett TP#6750)

46.   Existing Point of Interconnection between Seller and Meter        46,900
      named Ivy Newsome (Seller Meter No. 3413) in Marion County,
      Mississippi, (Ivy Newsome-TP#6179)

47.   Existing Point of Interconnection between Seller and West         46,900
      Oakvale Field at M.P. 680.47-Marion County, Mississippi.
      (M.P. 680.47-West Oakvale Field-TP#7144)

                                                                       Buyer's
                                                                     Cumulative
                                                                       Mainline
                                                                       Capacity
                                                                     Entitlement
Point(s) of Receipt                                                   (Mcf/day)*
-------------------                                                  -----------
48.   Existing Point of Interconnection between Seller and East         46,900
      Morgantown Field at M.P. 680.47 in Marion County,
      Mississippi. (M.P. 680.47-E. Morgantown Field-TP#7145)

49.   Existing Point of Interconnection between Seller and Greens       46,900
      Creek Field, at M.P. 681.84 Marion County, Mississippi. (M.
      P. 681.84 Greens Creek Field TP#7146)

50.   Existing Point of Interconnection between Seller and Meter        46,900
      named M.P. 685.00-Oakvale Unit 6-6 in Jefferson Davis County,
      Mississippi. (M.P. 685.00-Oakvale Unit 6-6-TP#1376)

51.   Existing Point of Interconnection between Seller and Meter        46,900
      named M.P. 687.23-Oakvale Field in Marion County,
      Mississippi, (M.P. 687.23-Oakvale Field-TP#7147)

52.   Existing Point of Interconnection between Seller and              46,900
      Bassfield at named M.P. 696.40 in Marion
      County, Mississippi. (M.P. 696.40 Bassfield-TP#9439)

53.   Existing Point of Interconnection between Seller and Meter        46,900
      named Lithium/Holiday Creek-Frm (Seller Meter No. 3418), in
      Jefferson Davis County, Mississippi. (Lithium/Holiday
      Creek-Frm-TP#7041)

54.   Existing Point of Interconnection between Seller and S. W.        46,900
      Sumrall Field and Holiday Creek at M.P. 692.05-Holiday Creek
      in Jefferson Davis, Mississippi. (M.P. 692.05-Holiday
      Creek-TP#7159)

55.   Existing Point of Interconnection between Seller and ANR          46,900
      Pipe Line Company at Holiday Creek (Seller Meter No. 3241),
      Jefferson David County, Mississippi. (Holiday Creek-ANR
      TP#398)

                                                                       Buyer's
                                                                     Cumulative
                                                                       Mainline
                                                                       Capacity
                                                                     Entitlement
Point(s) of Receipt                                                   (Mcf/day)*
-------------------                                                  -----------
56.   Existing Point of Interconnection between Seller and              46,900
      Mississippi Fuel Company at Jeff Davis (Seller Meter No.
      3252), Jefferson Davis County, Mississippi. (Jefferson
      Davis County-Miss Fuels TP#6579)

57.   Existing Point of Interconnection between Seller and Meter        46,900
      named Jefferson Davis-Frm (Seller Meter No. 4420), in
      Jefferson Davis County, Mississippi. (Jefferson
      Davis-Frm-TP#7033)

58.   Existing Point of Interconnection between Seller and Carson       46,900
      Dome Field M.P. 696.41, in Jefferson Davis County,
      Mississippi. (M.P. 696.41-Carson Dome Field-TP#7148)

59.   Existing Point of Interconnection between Seller and Meter        46,900
      Station named Bassfield-ANR Company at M.P. 703.17 on
      Seller's Main Transmission Line (Seller Meter No. 3238),
      Covington County, Mississippi. (Bassfield-ANR TP#7029)

60.   Existing Point of Interconnection between Seller and Meter        46,900
      named Patti Bihm #1 (Seller Meter No. 3468), in Covington
      County, Mississippi. (Patti Bihm #1-TP#7629)

61.   Discharge Side of Seller's Compressor at Seller's                 46,900
      Eminence Storage Field (Seller Meter No. 4166 and 3160)
      Covington County, Mississippi. (Eminence Storage TP#5561)

62.   Existing Point of Interconnection between Seller and Dont         46,900
      Dome Field at M.P. 713.39 in Covington; County, Mississippi.
      (M.P. 713.39-Dont Dome-TP#1396)

63.   Existing Point of Interconnection between Seller and Endevco      46,900
      in Covington County, Mississippi. (Hattiesburg-Interconnect
      storage TP#1686)

                                                                       Buyer's
                                                                      Cumulative
                                                                       Mainline
                                                                       Capacity
                                                                     Entitlement
Point(s) of Receipt                                                   (Mcf/day)*
-------------------                                                  -----------
64.   Existing Point at M.P. 719.58 on Seller's Main Transmission       46,900
      Line (Seller Meter No. 3544), Centerville Dome Field, Jones
      County, Mississippi. (Centerville Dome Field-TP#1532)

65.   Existing Point of Interconnection between Seller and Meter        46,900
      named Calhoun (Seller Meter No. 3404), in Jones County,
      Mississippi. (Calhoun-TP#378)

66.   Existing Point at M.P. 727.78 on Seller's Main Transmission       46,900
      Line, Jones County, Mississippi. (Jones County-Gitano
      TP#7166)

67.   Existing Point of Interconnection between Seller and a Meter      46,900
      named Koch Reedy Creek (Seller Meter No. 3333), Jones
      County, Mississippi. (Reedy Creek- Koch TP#670)

68.   Existing Point of Interconnection between Seller and Meter        46,900
      named Sharon Field (Seller Meter No. 3000), in Jones County,
      Mississippi. (Sharon Field-TP#419)

69.   Existing Point of Interconnection between Seller and              46,900
      Tennessee Gas Transmission Company at Heidelberg (Seller
      Meter No. 3109), Jasper County, Mississippi.
      (Heidelberg-Tennessee TP#6120)

70.   Existing Point of Interconnection between Seller and              46,900
      Mississippi Fuel Company at Clarke (Seller Meter No. 3254),
      Clarke County, Mississippi. (Clarke County-Miss Fuels
      TP#6047)

71.   Existing Point of Interconnection between Seller and Meter        46,900
      named Clarke County-Koch at M.P. 757.29 in Clarke County,
      Mississippi. (Clarke County-Koch-TP#5566)

                                                                        Buyer's
                                                                      Cumulative
                                                                       Mainline
                                                                       Capacity
                                                                     Entitlement
Point(s) of Receipt                                                   (Mcf/day)*
-------------------                                                  -----------
72.   Existing Point of Interconnection between Seller's mainline       46,900
      and Mobile Bay Lateral at M.P. 784.66 in Choctaw County,
      Alabama. (Station 85 - Mobile Bay Pool TP#8244)

73.   Existing Point of Interconnection between Seller's mainline       46,900
      and Mobile Bay Lateral at M.P. 784.66 in Choctaw County,
      Alabama. (Station 85 - Mainline Pool TP#6971)

74.   Existing Point of Interconnection between Seller and              46,900
      Magnolia Pipeline in Chilton County, Alabama. (Magnolia
      Pipeline Interconnect-TP#1808)

75.   Existing Point of Interconnection between Seller and              46,900
      Southern Natural Gas Company, (Seller Meter No. 4087) at
      Jonesboro, Clayton County, Georgia. (Jonesboro-SNG-TP#6141)

76.   Existing Point of Interconnection between Seller and              46,900
      Columbia Gas Transmission (Seller Meter No. 7157) at
      Dranesville, Fairfax County, Virginia. (Dranesville-Colgas-
      TP#6068)**

77.   Existing Point of Interconnection between Seller and              46,900
      Columbia Gas Transmission (Seller Meter No. 4080) at
      Rockville, Baltimore County, Maryland. (Rockville-Colgas-
      TP#6227)**

78.   Existing Point of Interconnection between Seller and              46,900
      Columbia Gas Transmission (Seller Meter No. 3088)
      at Downingtown, Chester County, Pennsylvania. (Downington-
      Colgas-TP#6067)**

79.   Existing Point of Interconnection between Seller and Texas        46,900
      Eastern Transmission Corporation (Seller Meter No. 4133) at
      Skippack, Montgomery County, Pennsylvania.
      (Skippack-TET-TP#6249)**

Buyer shall not tender, without the prior consent of Seller, at any point(s) of receipt on any day a quantity in excess of the applicable Buyer's Cumulative Mainline Capacity Entitlement for such point(s) of receipt.

----------
* These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in Article V, 2 of this Service Agreement, which are subject to change as provided for in Article V, 2 hereof.

**   Receipt of gas by displacement only.

                                    Exhibit B

             Point(s) of Delivery                         Pressure
             --------------------                         --------
1.   Seller's Eminence Storage Field,      Prevailing pressure
     Covington County, Mississippi.        in Seller's pipeline system not to
                                           exceed maximum allowable operating
                                           pressure.

2.   DALLAS METER STATION, located         Not less than fifty (50) pounds per
     at intersection of State Route #115   square inch gauge or at such other
     and Leidy Line on south side of       pressure as may be agreed upon in the
     road adjacent to Natona Mills-        day to day operations of Buyer and
     western edge of Dallas, Luzerne       Seller.
     County, Pennsylvania.

3.   SAYLOR METER STATION, located         Not less than fifty (50) pounds per
     at Junction of Saylor Avenue and      square inch gauge or at such other
     Transco Pipeline, Plains Township,    pressure as may be agreed upon in the
     Luzerne County, Pennsylvania.         day to day operations of Buyer and
                                           Seller.

4.   WYOMING MONUMENT METER STATION,       Not less than fifty (50) pounds per
     located on Seller's Leidy Line        square inch gauge or at such other
     near Wyoming, Luzerne County,         pressure as may be agreed upon in the
     Pennsylvania.                         day to day operations of Buyer and
                                           Seller.

5.   MUNCY METER STATION, located at       Not less than fifty (50) pounds per
     a point of connection of Seller's     square inch gauge or at such other
     Leidy Line and Buyer's facilities     pressure as may be agreed upon in the
     near Muncy, Lycoming County,          day to day operations of Buyer and
     Pennsylvania.                         Seller.

                                    Exhibit B

             Point(s) of Delivery                         Pressure
             --------------------                         --------
6.   OLD LYCOMING METER STATION, located   Not less than fifty (50) pounds per
     at a point of connection of           square inch gauge or at such other
     Seller's Leidy Line and Buyer's       pressure as may be agreed upon in
     facilities near the intersection of   the day to day operations of Buyer
     Legislative Route No. 41033 and       and Seller.
     Route No. 410 in Lycoming County,
     Pennsylvania.

7.   SHICKSHINNY METER STATION, located    Not less than fifty (50) pounds per
     at a point of connection of           square inch gauge or at such other
     Seller's Leidy Line and Buyer's       pressure as may be agreed upon in the
     facilities near Salem Township,       day to day operations of Buyer and
     Luzerne County, Pennsylvania.         Seller.